Exhibit 10.48
NOVINT TECHNOLOGIES, INC.
AMENDMENT NO. 1 TO UNIT SUBSCRIPTION AGREEMENT
THIS AMENDMENT NO. 1, dated as of the 2nd day of March, 2007 by and among the Investors (as defined below) who have signed this Amendment 1 (the “Participating Investors”) and NOVINT TECHNOLOGIES, INC., a Delaware corporation (referred to herein as the “Company”).
W I T N E S S E T H:
WHEREAS, the parties wish to amend the Unit Subscription Agreement, dated as of February 23, 2007, by and among the Investors as defined therein and the Company (the “Unit Subscription Agreement”),
WHEREAS, capitalized terms not otherwise defined in this Amendment shall have the meaning set forth in the Unit Subscription Agreement,
WHEREAS, the parties wish to extend the offering of Shares pursuant to the Unit Subscription Agreement,
NOW THEREFORE, in consideration of the mutual promises, representations and warranties made each to the other, it is hereby agreed that the Unit Subscription Agreement is hereby amended and supplemented as follows:
1. The Participating Investors hereby consent to the amendment of the Unit Subscription Agreement pursuant to this Amendment.
2. The Participating Investors and the Company hereby agree that the First Closing Date under the Unit Subscription Agreement shall be extended until March 6, 2007.
3. Except as explicitly amended as set forth in this Amendment, the terms and provisions of the Unit Subscription Agreement shall continue in full force and effect. This Amendment shall be effective when duly executed by the Company and Participating Investors who have subscribed for Units, and whose subscriptions have been accepted by the Company, on the date hereof constituting at least 2,500,000 Units.
4. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute a single instrument.
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Signature Pages
to
Novint Technologies, Inc. Amendment No. 1, dated March 2, 2007 to Unit Subscription Agreement, dated February 23, 2007
IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals on the day and year first above written.
THE COMPANY:

NOVINT TECHNOLOGIES, INC.

By:

PARTICIPATING INVESTORS:

SOUTH FERRY #2, L.P.	AIGH INVESTMENT PARTNERS LLC

By:	By:

Orin Hirschman, Manager

Date:	Date:

[ ]	GLOBIS CAPITAL PARTNERS, L.P.

By:	By:

_________________________________, General Partner

Date:	Date:

HERSCHEL BERKOWITZ	PAUL PACKER